UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3158

Legg Mason Partners Fundamental Value Fund, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

SEPTEMBER 30, 2006

Legg Mason Partners

Fundamental Value Fund, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Fundamental Value Fund, Inc.

Annual Report  •  September 30, 2006

What’s

Inside

Fund Objective

The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i growth slipped to 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter 2006, as GDP growth was 2.6% according to the U.S. Commerce Department. The advance estimate for third quarter GDP growth was 1.6%—the lowest growth rate since the first quarter of 2003.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its August, September and October meetings. In its statement accompanying the October meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a cooling of the housing market. Going forward, the economy seems likely to expand at a moderate pace. Readings on core inflation have been elevated, and the high level of resource utilization has the potential to sustain inflation pressures. However, inflation pressures seem likely to moderate over time, reflecting reduced impetus from energy prices, contained inflation expectations, and the cumulative effects of monetary policy actions and other factors restraining aggregate demand.” The Fed’s next meeting is on December 12th and we believe any further rate movements will likely be data dependent.

For the 12-month period ended September 30, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 10.78%. For much of the period, stock prices moved in fits and starts due to continued interest rate hikes, high oil prices and inflationary pressures. However, toward the end of the period, several of these overhangs were

Legg Mason Partners Fundamental Value Fund, Inc.         I

removed, as the Fed paused from tightening rates and, after peaking at $78 a barrel in mid-July, oil prices fell 15% in the third quarter.v

Looking at the market more closely, large-cap stocks narrowly outperformed their mid- and small-cap counterparts, with the Russell 1000vi, Russell Midcapvii and Russell 2000viii Indexes returning 10.25%, 9.57%, and 9.92%, respectively. However, with the potential for a slowing economy, during the second half of the reporting period investors were drawn to more defensive, large-cap companies. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueix and Russell 3000 Growthx Indexes returning 14.55% and 6.05%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

II         Legg Mason Partners Fundamental Value Fund, Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 27, 2006

All index performance reflects no deduction for fees expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]	Source: The Wall Street Journal, 9/29/06.
vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
vii	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.
viii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.
[x]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Legg Mason Partners Fundamental Value Fund, Inc.         III

Fund Overview

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

The Fund was formerly known as Smith Barney Fundamental Value Fund Inc.

Q. What were the overall market conditions during the Fund’s reporting period?

A. We regard the stock market as “betwixt & between” in the sense that many of the drivers of the economy and stock market have worked their magic. The economy and stock market have benefited in the last five years from substantial tax cuts and low interest rates. Housing and real estate have been especially strong until recently and appreciation in this asset class has buoyed consumption spending. Economic policy in recent years has been driven by a desire to avoid the deflationary impact of the bursting of the internet/technology bubble in 2000 and the after effects of the terrorist attacks on September 11, 2001.

We believe the consumer may be under some pressure because housing prices are no longer moving up. Consumers in recent years have utilized mortgage equity withdrawals to augment their personal incomes as the basis for personal expenditures.

In recent months, stocks have risen and so have bond prices as interest rates on the 10-year Treasury have fallen from about 5.25% to approximately 4.65%. Stocks undoubtedly have benefited from falling oil prices during this period. However, we think it is the bond market that should be heeded.

We believe we are witnessing an inflection point between small- and large-cap company leadership in the direction of the latter. Our portfolios now hold the largest percentage of large-cap companies in our history as investment managers. Although we think energy and commodity markets still have long-term attraction, we have positioned our portfolios to weather the potential for a rather substantial correction in the coming quarters. In recent years, the energy and commodities markets have benefited from the “demand effect” coming out of Asia and elsewhere. We are now focused on companies involved in what

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         1

might be termed the “supply effect”. That is, companies involved in increasing the supply of energy and commodities.

With the factors discussed above in mind, we are investing in those companies and sectors that we believe can provide our clients the best risk-adjusted returns over the next few years.

Performance Review

For the 12 months ended September 30, 2006, Class A shares of the Legg Mason Partners Fundamental Value Fund, Inc., excluding sales charges, returned 9.82%. These shares outperformed the Lipper Multi-Cap Core Funds Category Average1 which increased 8.38%. The Fund’s unmanaged benchmarks, the S&P 500 Indexi and the Russell 3000 Indexii, returned 10.78% and 10.22%, respectively, for the same period.

Performance Snapshot as of September 30, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Fundamental Value Fund — Class A Shares	2.66%	9.82%

S&P 500 Index	4.14%	10.78%

Russell 3000 Index	2.57%	10.22%

Lipper Multi-Cap Core Funds Category Average	0.76%	8.38%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Excluding sales charges, Class B shares returned 2.22%, Class C shares returned 2.35% and Class Y shares returned 2.84% over the six months ended September 30, 2006. Excluding sales charges, Class B shares returned 8.84%, Class C shares returned 9.06%, and Class Y shares returned 10.27% over the 12 months ended September 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended September 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 911 funds for the 6-month period and the 845 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. Over the 12 months ending September 30, 2006, the leading contributing stocks included JPMorgan Chase & Co. (0.94% contribution to the Fund’s return),

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 845 funds in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Cisco Systems Inc. (0.65%), News Corp. (0.59%), Raytheon Co. (0.56%) and Merrill Lynch & Co. Inc. (0.55%).

What were the leading detractors from performance?

A. Detracting from performance included stockholdings in Lear Corp. (-0.35% contribution to the Fund’s return), Interpublic Group of Cos. Inc. (-0.25%), Halliburton Co. (-0.23%), Enzo Biochem Inc. (-0.14%) and Comcast Corp. (-0.13%).

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes made to the Fund during the reporting period.

Thank you for your investment in the Legg Mason Partners Fundamental Value Fund, Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

John Goode Portfolio Manager Clearbridge Advisors, LLC	Peter J. Hable Portfolio Manager Clearbridge Advisors, LLC

October 27, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of September 30, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: News Corp (2.86%), JPMorgan Chase & Co. (2.84%), Cisco Systems Inc. (2.64%), Bank of America Corp. (2.42%), Raytheon Co. (2.39%), Merrill Lynch & Co. Inc. (2.33%), Abbott Laboratories (2.33%), Wyeth (2.28%), Pfizer Inc. (2.27%) and PMI Group Inc. (2.26%). Please refer to pages 9 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at anytime and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2006 were: Financials (19.0%), Information Technology (16.4%), Health Care (13.7%), Consumer Discretionary (13.0%) and Energy (8.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2006 and held for the six months ended September 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	2.66%	$1,000.00	$1,026.60	1.13%	$5.74

Class B	2.22	1,000.00	1,022.20	1.99	10.09

Class C	2.35	1,000.00	1,023.50	1.66	8.42

Class Y	2.84	1,000.00	1,028.40	0.68	3.46

(1)	For the six months ended September 30, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.40	1.13%	$5.72

Class B	5.00	1,000.00	1,015.09	1.99	10.05

Class C	5.00	1,000.00	1,016.75	1.66	8.39

Class Y	5.00	1,000.00	1,021.66	0.68	3.45

(1)	For the six months ended September 30, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 9/30/06	9.82%	8.84%	9.06%	10.27%

Five Years Ended 9/30/06	7.28	6.42	6.48	7.72

Ten Years Ended 9/30/06	9.78	8.92	8.94	10.07

Inception* through 9/30/06	12.15	10.65	9.82	10.31

	With Sales Charges(3)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 9/30/06	4.35%	3.84%	8.06%	10.27%

Five Years Ended 9/30/06	6.19	6.27	6.48	7.72

Ten Years Ended 9/30/06	9.22	8.92	8.94	10.07

Inception* through 9/30/06	11.93	10.65	9.82	10.31

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (9/30/96 through 9/30/06)	154.29%

Class B (9/30/96 through 9/30/06)	134.97

Class C (9/30/96 through 9/30/06)	135.53

Class Y (9/30/96 through 9/30/06)	161.04

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and January 30, 1996, respectively.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         7

Historical Performance (unaudited)

Value of $10,000, Invested in Class A Shares of the Legg Mason Partners Fundamental Value Fund, Inc. vs. S&P 500 Index, Russell 3000 Index and Lipper Multi-Cap Core Funds Category Average† (September 1996 — September 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1996, assuming deduction of the maximum initial sales charge of 5.00% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2006. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The Lipper Multi-Cap Core Funds Category Average is composed of the Fund’s peer group of mutual funds (845 funds as of September 30, 2006). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006)

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND, INC.

Shares	Security	Value

COMMON STOCKS — 93.2%
CONSUMER DISCRETIONARY — 13.0%
Auto Components — 0.6%
1,340,000	Lear Corp.	$27,738,000

Media — 10.7%
7,235,300	Interpublic Group of Cos. Inc.*	71,629,470
6,115,800	News Corp., Class B Shares	126,230,112
6,638,400	Pearson PLC	94,485,346
4,461,100	Time Warner Inc.	81,325,853
3,209,800	Walt Disney Co.	99,214,918

	Total Media	472,885,699

Specialty Retail — 1.7%
2,000,000	Home Depot Inc.	72,540,000

	TOTAL CONSUMER DISCRETIONARY	573,163,699

CONSUMER STAPLES — 7.8%
Beverages — 0.6%
382,000	Molson Coors Brewing Co., Class B Shares	26,319,800

Food & Staples Retailing — 3.5%
2,625,800	Safeway Inc.	79,693,030
1,488,000	Wal-Mart Stores Inc.	73,388,160

	Total Food & Staples Retailing	153,081,190

Food Products — 3.2%
1,489,500	Kraft Foods Inc., Class A Shares	53,115,570
1,375,650	Unilever PLC	33,907,483
2,147,220	Unilever PLC, ADR	53,272,528

	Total Food Products	140,295,581

Household Products — 0.5%
377,800	Kimberly-Clark Corp.	24,693,008

	TOTAL CONSUMER STAPLES	344,389,579

ENERGY — 8.6%
Energy Equipment & Services — 3.1%
570,100	Baker Hughes Inc.	38,880,820
86,600	BJ Services Co.	2,609,258
1,012,500	GlobalSantaFe Corp.	50,614,875
1,517,400	Halliburton Co.	43,170,030

	Total Energy Equipment & Services	135,274,983

Oil, Gas & Consumable Fuels — 5.5%
1,004,600	Anadarko Petroleum Corp.	44,031,618
756,100	Chevron Corp.	49,040,646
369,600	ConocoPhillips	22,002,288
607,400	Exxon Mobil Corp.	40,756,540

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         9

Schedule of Investments (September 30, 2006) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 5.5% (continued)
887,300	Murphy Oil Corp.	$42,191,115
1,893,600	Williams Cos. Inc.	45,200,232

	Total Oil, Gas & Consumable Fuels	243,222,439

	TOTAL ENERGY	378,497,422

FINANCIALS — 19.0%
Capital Markets — 3.9%
145,800	Franklin Resources Inc.	15,418,350
1,318,600	Merrill Lynch & Co. Inc.	103,140,892
888,705	State Street Corp.	55,455,192

	Total Capital Markets	174,014,434

Consumer Finance — 1.9%
1,500,100	American Express Co.	84,125,608

Diversified Financial Services — 5.3%
1,997,396	Bank of America Corp.	107,000,504
2,674,100	JPMorgan Chase & Co.	125,575,736

	Total Diversified Financial Services	232,576,240

Insurance — 4.2%
872,400	American International Group Inc.	57,805,224
1,633,400	Chubb Corp.	84,871,464
509,900	Hartford Financial Services Group Inc.	44,233,825

	Total Insurance	186,910,513

Thrifts & Mortgage Finance — 3.7%
1,048,700	MGIC Investment Corp.	62,890,539
2,284,500	PMI Group Inc.	100,083,945

	Total Thrifts & Mortgage Finance	162,974,484

	TOTAL FINANCIALS	840,601,279

HEALTH CARE — 13.7%
Biotechnology — 0.0%
411,224	Aphton Corp.*	3,290
	Aphton Corp.:
375,000	Escrow Shares* (a)(b)	2,550
1,250,000	Restricted Shares* (a)	10,000

	Total Biotechnology	15,840

Health Care Equipment & Supplies — 0.0%
45,900	Medtronic Inc.	2,131,596

Life Sciences Tools & Services — 0.6%
2,023,664	Enzo Biochem Inc.*	24,668,464

Pharmaceuticals — 13.1%
2,115,900	Abbott Laboratories	102,748,104
851,900	Bentley Pharmaceuticals Inc.*	10,222,800
805,600	Eli Lilly & Co.	45,919,200

See Notes to Financial Statements.

10         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Shares	Security	Value

Pharmaceuticals — 13.1% (continued)
1,388,700	GlaxoSmithKline PLC, ADR	$73,920,501
1,415,700	Johnson & Johnson	91,935,558
1,111,110	NexMed Inc.*	699,999
911,700	Novartis AG, ADR	53,279,748
3,541,600	Pfizer Inc.	100,439,776
1,982,500	Wyeth	100,790,300

	Total Pharmaceuticals	579,955,986

	TOTAL HEALTH CARE	606,771,886

INDUSTRIALS — 7.4%
Aerospace & Defense — 5.9%
800,000	Boeing Co.	63,080,000
2,302,000	Honeywell International Inc.	94,151,800
2,195,400	Raytheon Co.	105,401,154

	Total Aerospace & Defense	262,632,954

Machinery — 1.5%
1,000,000	Caterpillar Inc.	65,800,000

	TOTAL INDUSTRIALS	328,432,954

INFORMATION TECHNOLOGY — 16.4%
Communications Equipment — 5.6%
5,080,300	Cisco Systems Inc.*	116,846,900
3,048,900	Motorola Inc.	76,222,500
2,751,900	Nokia Oyj, ADR	54,184,911

	Total Communications Equipment	247,254,311

Computers & Peripherals — 1.6%
694,474	International Business Machines Corp.	56,905,199
224,300	Lexmark International Inc., Class A Shares*	12,933,138

	Total Computers & Peripherals	69,838,337

Electronic Equipment & Instruments — 1.0%
1,385,000	Agilent Technologies Inc.*	45,275,650

Internet Software & Services — 1.2%
968,200	eBay Inc.*	27,458,152
1,198,700	VeriSign Inc.*	24,213,740

	Total Internet Software & Services	51,671,892

Semiconductors & Semiconductor Equipment — 4.9%
2,936,500	Applied Materials Inc.	52,064,145
598,100	Intel Corp.	12,302,917
1,336,800	Novellus Systems Inc.*	36,975,888
167,900	Samsung Electronics Co., Ltd., GDR (c)	58,932,900
6,112,316	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	58,678,234

	Total Semiconductors & Semiconductor Equipment	218,954,084

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         11

Schedule of Investments (September 30, 2006) (continued)

Shares	Security	Value

Software — 2.1%
3,380,800	Microsoft Corp.	$92,397,264
632,388	Wave Systems Corp., Class A*	1,049,764

	Total Software	93,447,028

	TOTAL INFORMATION TECHNOLOGY	726,441,302

MATERIALS — 5.6%
Chemicals — 2.6%
1,237,900	Dow Chemical Co.	48,253,342
1,522,200	E.I. du Pont de Nemours & Co.	65,211,048

	Total Chemicals	113,464,390

Metals & Mining — 1.8%
1,876,100	Alcoa Inc.	52,605,844
614,900	RTI International Metals Inc.*	26,797,342

	Total Metals & Mining	79,403,186

Paper & Forest Products — 1.2%
135,200	PT Toba Pulp Lestari Tbk, ADR* (a)(d)	0
857,000	Weyerhaeuser Co.	52,731,210

	Total Paper & Forest Products	52,731,210

	TOTAL MATERIALS	245,598,786

TELECOMMUNICATION SERVICES — 1.7%
Wireless Telecommunication Services — 1.7%
3,318,612	Vodafone Group PLC, ADR	75,863,470

	TOTAL COMMON STOCKS (Cost — $3,102,386,680)	4,119,760,377

Warrants
WARRANTS (a) — 0.0%
360,000	Aphton Corp., Expires 3/31/08*	0
600,000	Genelabs Technologies Inc.,, Expires 5/1/08*	1
1,000,000	Lynx Therapeutics Inc., Expires 4/29/07* (d)	1

	TOTAL WARRANTS (Cost — $0)	2

Shares
CONVERTIBLE PREFERRED STOCKS (a) — 0.0%
HEALTH CARE — 0.0%
Biotechnology — 0.0%
2,500	Aphton Corp. Series A*	40,000

See Notes to Financial Statements.

12         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Schedule of Investments (September 30, 2006) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 0.0%
Internet Software & Services — 0.0%
54,818	Webforia Inc., Series D (d)*	$0

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $3,765,657)	40,000

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $3,106,152,337)	4,119,800,379

Face Amount
SHORT-TERM INVESTMENT — 6.8%
Repurchase Agreement — 6.8%
$300,828,000	Interest in $518,984,000 joint tri-party repurchase agreement dated 9/29/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.300% due 10/2/06; Proceeds at maturity — $300,960,866; (Fully collateralized by U.S. Treasury Note, 4.125% due 8/15/08; Market value — $306,846,211) (Cost — $300,828,000)	300,828,000

	TOTAL INVESTMENTS — 100.0% (Cost — $3,406,980,337#)	4,420,628,379
	Liabilities in Excess of Other Assets — 0.0%	(1,380,799)

	TOTAL NET ASSETS — 100.0%	$4,419,247,580

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(b)	Restricted security that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. The acquisition date was March 30, 2003, the aggregate cost, per share value of the security and percentage of net assets which the security comprises at September 30, 2006 were $212,434, $0.0068 and 0.00%, respectively.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Illiquid security.

#	Aggregate cost for federal income tax purposes is $3,407,056,155.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         13

Statement of Assets and Liabilities (September 30, 2006)

ASSETS:
Investments, at value (Cost — $3,406,980,337)	$4,420,628,379
Foreign currency, at value (Cost — $1,327,776)	1,307,586
Cash	529
Dividends and interest receivable	3,421,589
Receivable for Fund shares sold	3,291,356
Prepaid expenses	126,774

Total Assets	4,428,776,213

LIABILITIES:
Payable for Fund shares repurchased	4,292,226
Investment management fee payable	2,328,242
Transfer agent fees payable	1,345,197
Distribution fees payable	611,049
Deferred compensation payable	484,193
Directors’ fees payable	52,812
Accrued expenses	414,914

Total Liabilities	9,528,633

Total Net Assets	$4,419,247,580

NET ASSETS:
Par value (Note 6)	$287,287
Paid-in capital in excess of par value	3,156,644,756
Undistributed net investment income	29,342,805
Accumulated net realized gain on investments and foreign currency transactions	219,344,880
Net unrealized appreciation on investments and foreign currencies	1,013,627,852

Total Net Assets	$4,419,247,580

Shares Outstanding:
Class A	146,707,643

Class B	77,787,786

Class C	51,438,015

Class Y	11,353,221

Net Asset Value:
Class A (and redemption price)	$15.85

Class B *	$14.76

Class C *	$14.79

Class Y (and redemption price)	$16.30

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.00%)	$16.68

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Statement of Operations (For the year ended September 30, 2006)

INVESTMENT INCOME:
Dividends	$85,059,359
Interest	9,025,312
Income from securities lending	69,526
Less: Foreign taxes withheld	(893,567)

Total Investment Income	93,260,630

EXPENSES:
Investment management fee (Note 2)	27,427,042
Distribution fees (Notes 2 and 4)	25,582,825
Transfer agent fees (Notes 2 and 4)	8,325,784
Administration fees (Note 2)	1,223,784
Shareholder reports (Note 4)	334,178
Proxy fees	236,668
Directors’ fees	192,536
Legal fees	162,636
Registration fees	131,905
Custody fees	111,575
Insurance	108,301
Audit and tax	26,301
Directors’ retirement expense	21,559
Miscellaneous expenses	19,601

Total Expenses	63,904,695
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(352,919)

Net Expenses	63,551,776

Net Investment Income	29,708,854

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	233,937,129
Foreign currency transactions	(165,382)

Net Realized Gain	233,771,747

Change in Net Unrealized Appreciation/Depreciation From:
Investments	135,875,885
Foreign currencies	(21,865)

Change in Net Unrealized Appreciation/Depreciation	135,854,020

Net Gain on Investments and Foreign Currency Transactions	369,625,767

Increase in Net Assets From Operations	$399,334,621

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         15

Statements of Changes in Net Assets (For the years ended September 30,)

	2006	2005
OPERATIONS:
Net investment income	$29,708,854	$12,554,642
Net realized gain	233,771,747	350,878,596
Change in net unrealized appreciation/depreciation	135,854,020	109,858,506

Increase in Net Assets From Operations	399,334,621	473,291,744

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(12,431,594)	—
Net realized gains	(287,533,751)	—

Decrease in Net Assets From Distributions to Shareholders	(299,965,345)	—

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	477,636,131	584,195,957
Reinvestment of distributions	280,076,822	—
Cost of shares repurchased	(997,431,860)	(1,112,759,565)

Decrease in Net Assets From Fund Share Transactions	(239,718,907)	(528,563,608)

Decrease in Net Assets	(140,349,631)	(55,271,864)
NET ASSETS:
Beginning of year	4,559,597,211	4,614,869,075

End of year*	$4,419,247,580	$4,559,597,211

* Includes undistributed net investment income of:	$29,342,805	$11,994,259

See Notes to Financial Statements.

16         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class A Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$15.46	$13.91	$12.28	$9.16	$11.99

Income (Loss) From Operations:
Net investment income	0.15	0.09	0.03	0.03	0.02
Net realized and unrealized gain (loss)	1.28	1.46	1.60	3.09	(2.80)

Total Income (Loss) From Operations	1.43	1.55	1.63	3.12	(2.78)

Less Distributions From:
Net investment income	(0.07)	—	—	—	—
Net realized gains	(0.97)	—	—	—	(0.05)

Total Distributions	(1.04)	—	—	—	(0.05)

Net Asset Value, End of Year	$15.85	$15.46	$13.91	$12.28	$9.16

Total Return(2)	9.82%	11.14%	13.27%	34.06%	(23.33)%

Net Assets, End of Year (millions)	$2,325	$2,269	$2,147	$1,690	$1,176

Ratios to Average Net Assets:
Gross expenses	1.11%	1.08%	1.05%	1.15%	1.05%
Net expenses	1.11 (3)	1.06 (3)	1.05	1.15	1.05
Net investment income	1.00	0.63	0.19	0.28	0.17

Portfolio Turnover Rate	19%	30%	31%	34%	39%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         17

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class B Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$14.52	$13.16	$11.71	$8.81	$11.62

Income (Loss) From Operations:
Net investment income (loss)	0.02	(0.02)	(0.08)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	1.19	1.38	1.53	2.95	(2.68)

Total Income (Loss) From Operations	1.21	1.36	1.45	2.90	(2.76)

Less Distributions From:
Net realized gains	(0.97)	—	—	—	(0.05)

Total Distributions	(0.97)	—	—	—	(0.05)

Net Asset Value, End of Year	$14.76	$14.52	$13.16	$11.71	$8.81

Total Return(2)	8.84%	10.33%	12.38%	32.92%	(23.90)%

Net Assets, End of Year (millions)	$1,148	$1,262	$1,359	$1,308	$1,078

Ratios to Average Net Assets:
Gross expenses	1.95%	1.88%	1.84%	1.94%	1.84%
Net expenses	1.95 (3)	1.85 (3)	1.84	1.94	1.84
Net investment income (loss)	0.15	(0.16)	(0.60)	(0.50)	(0.62)

Portfolio Turnover Rate	19%	30%	31%	34%	39%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class C Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$14.52	$13.16	$11.71	$8.81	$11.61

Income (Loss) From Operations:
Net investment income (loss)	0.05	(0.02)	(0.08)	(0.05)	(0.07)
Net realized and unrealized gain (loss)	1.19	1.38	1.53	2.95	(2.68)

Total Income (Loss) From Operations	1.24	1.36	1.45	2.90	(2.75)

Less Distributions From:
Net realized gains	(0.97)	—	—	—	(0.05)

Total Distributions	(0.97)	—	—	—	(0.05)

Net Asset Value, End of Year	$14.79	$14.52	$13.16	$11.71	$8.81

Total Return(2)	9.06%	10.33%	12.38%	32.92%	(23.83)%

Net Assets, End of Year (millions)	$761	$870	$960	$852	$665

Ratios to Average Net Assets:
Gross expenses	1.79%	1.85%	1.83%	1.93%	1.83%
Net expenses	1.75 (3)	1.83 (3)	1.83	1.93	1.83
Net investment income (loss)	0.34	(0.13)	(0.59)	(0.49)	(0.60)

Portfolio Turnover Rate	19%	30%	31%	34%	39%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         19

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class Y Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$15.87	$14.22	$12.51	$9.29	$12.11

Income (Loss) From Operations:
Net investment income	0.23	0.16	0.08	0.08	0.07
Net realized and unrealized gain (loss)	1.30	1.49	1.63	3.14	(2.84)

Total Income (Loss) From Operations	1.53	1.65	1.71	3.22	(2.77)

Less Distributions From:
Net investment income	(0.13)	—	—	—	—
Net realized gains	(0.97)	—	—	—	(0.05)

Total Distributions	(1.10)	—	—	—	(0.05)

Net Asset Value, End of Year	$16.30	$15.87	$14.22	$12.51	$9.29

Total Return(2)	10.27%	11.60%	13.67%	34.66%	(23.01)%

Net Assets, End of Year (millions)	$185	$159	$149	$97	$55

Ratios to Average Net Assets:
Gross expenses	0.67%	0.66%	0.66%	0.72%	0.70%
Net expenses	0.67 (3)	0.64 (3)	0.66	0.72	0.70
Net investment income	1.46	1.05	0.58	0.69	0.53

Portfolio Turnover Rate	19%	30%	31%	34%	39%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Fundamental Value Fund, Inc. (formerly known as Smith Barney Fundamental Value Fund Inc.) (the “Fund”), a Maryland corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         21

Notes to Financial Statements (continued)

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute

22         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$ 236,668	—	$(236,668)
(b)	(165,382)	$165,382	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Prior to the Legg Mason transaction, the Fund paid SBFM an investment advisory fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1.5 billion	0.55%
Next $0.5 billion	0.50
Next $0.5 billion	0.49
Next $1.0 billion	0.46
Over $3.5 billion	0.38

The Fund also paid SBFM an administration fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2 billion	0.20%
Next $0.5 billion	0.16
Next $1.0 billion	0.14
Over $3.5 billion	0.12

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         23

Notes to Financial Statements (continued)

Effective December 1, 2005, as a result of the termination of the administrative contract, the administration fee was no longer applicable.

Under a new investment management agreement, effective December 1, 2005, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1.5 billion	0.75%
Next $0.5 billion	0.70
Next $0.5 billion	0.65
Next $1.0 billion	0.60
Over $3.5 billion	0.50

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America LLC, became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee that it receives from the Fund.

During the year ended September 30, 2006, the Fund was reimbursed for expenses in the amount of $352,919.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also prior to January 1, 2006, PFPC and Primerica Shareholder Services (‘PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and were paid by CTB. For the period ended September 30, 2006, the Fund paid transfer agent fees of $2,430,265 to CTB. In addition, for the period ended September 30, 2006, the Fund also paid $48,760 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”) and PFS Investments Inc. (“PFS”), both of which are subsidiaries of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has approved an amended and restated Rule 12b-1 Plan. CGM, PFS and other broker-dealers,

24         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended September 30, 2006, LMIS, PFS, and CGM and its affiliates received sales charges of approximately $1,134,000 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2006, CDSCs paid to LMIS, PFS, and CGM and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$404,000	$7,000

*Amount	represents less than $1,000.

For the period ended September 30, 2006, CGM and its affiliates received brokerage commissions of $5,247.

As of November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after the date.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Independent Directors. The deferred fees earn a return based on notional investments selected by the Independent Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Independent Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Directors voted to discontinue offering the Plan to its members, effective January 1, 2007. This change will have no effect on fees previously deferred. As of September 30, 2006, the Fund had accrued $484,193 as deferred compensation payable under the Plan.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended September 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$801,666,450

Sales	1,238,517,298

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         25

Notes to Financial Statements (continued)

At September 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,070,829,685
Gross unrealized depreciation	(57,257,461)

Net unrealized appreciation	$1,013,572,224

At September 30, 2006, the Fund did not have any securities on loan.

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$5,681,606	$4,230,477	$147,041
Class B	11,899,825	3,193,896	130,439
Class C	8,001,394	901,347	56,483
Class Y	—	64	215

Total	$25,582,825	$8,325,784	$334,178

5.	Distributions to Shareholders by Class

	Year Ended September 30, 2006	Year Ended September 30, 2005
Net Investment Income:
Class A	$11,021,513	—
Class Y	1,410,081	—

Total	$12,431,594	—

Net Realized Gains:
Class A	$140,858,849	—
Class B	81,325,716	—
Class C	55,715,810	—
Class Y	9,633,376	—

Total	$287,533,751	—

26         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

6.	Capital Shares

At September 30, 2006, the Fund had 1 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	19,214,947	$293,364,074	24,646,379	$361,253,876
Shares issued on reinvestment	9,807,554	144,632,890	—	—
Shares repurchased	(29,013,394)	(441,985,669)	(32,254,854)	(475,590,704)

Net Increase (Decrease)	9,107	$(3,988,705)	(7,608,475)	$(114,336,828)

Class B
Shares sold	6,063,341	$86,469,894	8,680,841	$119,734,481
Shares issued on reinvestment	5,642,740	77,644,096	—	—
Shares repurchased	(20,837,352)	(297,203,267)	(25,000,030)	(346,248,396)

Net Decrease	(9,131,271)	$(133,089,277)	(16,319,189)	$(226,513,915)

Class C
Shares sold	4,293,527	$61,230,328	6,152,862	$84,924,015
Shares issued on reinvestment	3,839,138	52,826,531	—	—
Shares repurchased	(16,606,969)	(236,703,131)	(19,203,734)	(266,100,753)

Net Decrease	(8,474,304)	$(122,646,272)	(13,050,872)	$(181,176,738)

Class Y
Shares sold	2,336,940	$36,571,835	1,215,583	$18,283,585
Shares issued on reinvestment	327,910	4,973,305	—	—
Shares repurchased	(1,358,791)	(21,539,793)	(1,622,494)	(24,819,712)

Net Increase (Decrease)	1,306,059	$20,005,347	(406,911)	$(6,536,127)

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2006 was as follows:

2006
Distributions paid from:
Ordinary Income	$12,431,594
Net Long-term Capital Gains	287,533,751

Total Taxable Distributions	$299,965,345

The Fund did not pay any distributions for the fiscal year ended September 30, 2005.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         27

Notes to Financial Statements (continued)

As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$29,835,808
Undistributed long-term capital gains — net	226,764,667

Total undistributed earnings	$256,600,475

Other book/tax temporary differences(a)	(7,836,972)
Unrealized appreciation/(depreciation)(b)	1,013,552,034

Total accumulated earnings/(losses) — net	$1,262,315,537

During the taxable year ended September 30, 2006, the Fund utilized $1,825,734 of its capital loss carryover available from prior years. As of September 30, 2006, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2007	$(1,825,735)
9/30/2008	(40,598)

$(1,866,333)

These amounts will be available to offset any future taxable capital gains subject to an annual limitation of $1,825,734 per year. The losses are subject to this limitation because they were derived from a merger in a prior year.

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alter -

28         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

natives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently- filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         29

Notes to Financial Statements (continued)

operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

30         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Additional Shareholder Information

The Fund’s board approved certain share class modifications which, among other things, will standardize share class features for all equity and fixed income funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications were implemented on November 20, 2006.

The Fund’s Board approved a number of initiatives designed to streamline and restructure the fund complex, and authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders have been asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also have been asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters were sent to shareholders. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical mer -

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         31

Notes to Financial Statements (continued)

its. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be October 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

32         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Fundamental Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Fundamental Value Fund, Inc. (formerly Smith Barney Fundamental Value Fund Inc.), as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2002 were audited by another independent registered public accountant whose report thereon, dated November 15, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Fundamental Value Fund, Inc., as of September 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2006

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Annual Report         33

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 15, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and ClearBridge Advisors, LLC (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with SBFM and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in

34         Legg Mason Partners Fundamental Value Fund, Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmarks. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially

Legg Mason Partners Fundamental Value Fund, Inc.          35

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

36         Legg Mason Partners Fundamental Value Fund, Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Fundamental Value Fund, Inc. (formerly known as Smith Barney Fundamental Value Fund Inc.) ( the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address* and Birth Year	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Non-Interested Directors:
Robert M. Frayn, Jr. Birth Year: 1934	Director	Since 1981	Retired; Former President and Director of Book Publishing Co.	1	None

Leon P. Gardner Birth Year: 1928	Director	Since 1984	Retired	1	None

Howard J. Johnson Birth Year: 1938	Director	From 1981 to 1998 and 2000 to Present	Chief Executive Officer of Genesis Imaging LLC	1	None

David E. Maryatt Birth Year: 1936	Director	Since 1983	Private Investor; President and Director of ALS Co., a real estate management and development firm	1	None

Jerry A. Viscione Birth Year: 1944	Director	Since 1993	Retired; Former Executive Vice President of Marquette University	1	None

Legg Mason Partners Fundamental Value Fund, Inc.          37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors:
R. Jay Gerken, CFA*** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	167	Trustee, Consulting Group Capital Markets Funds

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason, Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

38         Legg Mason Partners Fundamental Value Fund, Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

John G. Goode ClearBridge Advisors, LLC (“ClearBridge Advisors”) One Bush Street 15th Floor San Francisco, CA 94104 Birth Year: 1944	Vice President and Investment Officer	Since 1990	Managing Director of Legg Mason and Investment Officer of ClearBridge Advisors	N/A	N/A

Peter J. Hable ClearBridge Advisors One Bush Street 15th Floor San Francisco, CA 94104 Birth Year: 1958	Vice President and Investment Officer	Since 2001	Managing Director of Legg Mason and Investment Officer of ClearBridge Advisors	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Legg Mason Partners Fundamental Value Fund, Inc.          39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005); Accounting Manager of CAM (from 1996 to 2001)	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	The address of each Director is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

**	Each Director and officer serves until his or her successor has been duly elected and qualified.

***	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

40         Legg Mason Partners Fundamental Value Fund, Inc.

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2006:

Record Date:	12/8/2005	12/27/2005
Payable Date:	12/9/2005	12/28/2005

Ordinary Income:
Qualified Dividend Income for Individuals		100.00%

Dividends Qualifying for the Dividends
Received Deduction for Corporations		100.00%

Long-Term Capital Gain Dividend	$0.972460

Please retain this information for your records.

Legg Mason Partners Fundamental Value Fund, Inc.          41

Legg Mason Partners Fundamental Value Fund, Inc.

DIRECTORS Robert M. Frayn, Jr. Leon P. Gardner R. Jay Gerken, CFA Chairman Howard J. Johnson David E. Maryatt Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments, Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,
Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of shareholders of Legg Mason Partners Fundamental Value Fund, Inc., but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investors Services, LLC

Member NASD, SIPC

FD00283 11/06	SR06-170

Legg Mason Partners Fundamental Value Fund, Inc.

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Fundamental Value Fund Inc. name.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Howard Johnson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Jerry Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2005 and September 30, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $22,000 in 2005 and $23,000 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Fundamental Value Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,700 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Fundamental Value Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Fundamental Value Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or

one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Fundamental Value Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Fundamental Value Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Fundamental Value Fund Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Fundamental Value Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Fundamental Value Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

(1)	Exhibit 99.CODE ETH

(a)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2)	Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Fundamental Value Fund, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Fundamental Value Fund, Inc.

Date:	December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Fundamental Value Fund, Inc.

Date:	December 8, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of Legg Mason Partners Fundamental Value Fund, Inc.

Date:	December 8, 2006